CONTINGENCY AND COMMITMENTS	12 Months Ended
Dec. 31, 2018
CONTINGENCY AND COMMITMENTS [Text Block]
13.	CONTINGENCY AND COMMITMENTS

In late 2009, the Government of Ghana announced an increase in the gross overriding royalty (“GOR”) required payable by all mining companies in the country from 3% to 5%. The industry standard remained at 3% due to stability agreements which were in place with a number of companies. From the commencement of gold recovery in July 2010 to September 2010, the Company paid the GOR at 5% and as of October 2010, the Company began to pay the GOR at 3% until July 1, 2011 when the Company again paid the royalty at 5%. As a result of this decision, there is a potential unrecorded liability of $84,300 related to 2010 activities and a recorded liability of $120,000 related to 2011 activities. Although the Company believes it is unlikely that these amounts will become payable a provision has been recorded due to the uncertainty of the timing of the increase.

The Government of Ghana initially required an environmental bond of $385,000 for the Banso permit and $327,000 for the Muoso permit. The Company has submitted a request for a reduction of these fees to the government and is awaiting a response.

The Company is a party to two pending lawsuits. The first lawsuit claims mining activities of the Company are illegal and cause substantial environmental damage to the community. The second lawsuit claims that all leases issued to mining companies in Ghana violate the Ghana Constitution and are therefore illegal. The Company will defend itself in each of these lawsuits.